                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant (x)
Filed by a Party other than the Registrant ( )
Check the appropriate box:
(x) Preliminary Proxy Statement
( ) Definitive Proxy Statement
( ) Definitive Additional Materials
( ) Soliciting Material Pursuant to (sect.mark)240.14a-11(c) or
    (sect.mark)240.14a-12
                           CCB FINANCIAL CORPORATION
                (Name of Registrant as Specified In Its Charter)
                           CCB FINANCIAL CORPORATION
                   (Name of Person(s) Filing Proxy Statement)
Payment of Filing Fees (Check the appropriate box):
(x) $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
  1) Title of each class of securities to which transaction applies:
  2) Aggregate number of securities to which transaction applies:
  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
  4) Proposed maximum aggregate value of transaction:
  *Set forth the amount on which the filing fee is calculated and state how it was determined.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule
  0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
  1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

                                                                PRELIMINARY COPY
                           CCB FINANCIAL CORPORATION
                              111 CORCORAN STREET
                              POST OFFICE BOX 931
                          DURHAM, NORTH CAROLINA 27702
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 5, 1994
     NOTICE is hereby given that the Annual Meeting of Shareholders of CCB Financial Corporation (the Corporation) will be held as follows:

PLACE:   George Watts Hill Alumni Center, Stadium Drive at Ridge
         Road on the campus of the University of North Carolina at
         Chapel Hill, Chapel Hill, North Carolina
DATE:    Tuesday, April 5, 1994
TIME:    11:00 A.M.

     For your convenience, a map with directions to the George Watts Hill Alumni Center appears on the back inside cover of the accompanying Proxy Statement.
     THE PURPOSES OF THE ANNUAL MEETING ARE:
          1. To consider a proposal to increase the number of directors of the Corporation to 18.
          2. To elect 18 members of the Board of Directors.
          3. To consider a proposal to approve the Corporation's Long-Term Incentive Plan.
          4. To consider a proposal to increase the number of authorized shares of the Corporation's common and preferred stock from 25,000,000 to 35,000,000.
          5. To consider a proposal to ratify the appointment of KPMG Peat Marwick as the Corporation's independent accountants for 1994.
          6. To consider and act on any other matters that may properly come before the Annual Meeting.
     The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting has been set as the close of business on February 16, 1994.
     EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO MARK, DATE, AND SIGN THE ENCLOSED APPOINTMENT OF PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR APPOINTMENT OF PROXY AND VOTE YOUR SHARES IN PERSON.
                                             Sincerely,
                                             ERNEST C. ROESSLER,
                                             PRESIDENT AND CHIEF EXECUTIVE
                                             OFFICER
March   , 1994

                                                                PRELIMINARY COPY
                           CCB FINANCIAL CORPORATION
                              111 CORCORAN STREET
                              POST OFFICE BOX 931
                          DURHAM, NORTH CAROLINA 27702
                                PROXY STATEMENT
                          MAILING DATE: MARCH   , 1994
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 5, 1994
GENERAL
     This Proxy Statement is being distributed in connection with the solicitation by the Board of Directors of CCB Financial Corporation (the Corporation) of appointments of proxy in the form enclosed herewith for the 1994 Annual Meeting of Shareholders of the Corporation and any adjournments thereof (the Annual Meeting). The Annual Meeting will be held on Tuesday, April 5, 1994, beginning at 11:00 A.M., at the George Watts Hill Alumni Center, Stadium Drive at Ridge Road on the campus of the University of North Carolina at Chapel Hill, Chapel Hill, North Carolina. For your convenience, a map with directions to the George Watts Hill Alumni Center appears on the back inside cover of this Proxy Statement.
     As used in this Proxy Statement, the term the Bank refers to the Corporation's North Carolina-chartered commercial bank subsidiary, Central Carolina Bank and Trust Company.
VOTING OF APPOINTMENTS OF PROXIES; REVOCATION
     Persons named in the enclosed appointment of proxy as proxies for shareholders at the Annual Meeting are Richard W. Every, Secretary of the Corporation and the Bank, W. Harold Parker, Jr., Controller of the Corporation and the Bank, and Manuel L. Rojas, General Auditor of the Bank. Shares represented by each appointment of proxy which is properly executed, returned, and not revoked, will be voted in accordance with the directions contained therein. If no directions are given, those shares will be voted FOR the election of each of the 18 nominees for director named in Proposal 2 and FOR each of the other proposals described herein. If, at or before the time of the Annual Meeting, any nominee named in Proposal 2 becomes unavailable for any reason, the proxies will be authorized to vote for a substitute nominee. On such other matters as may properly come before the meeting, the proxies will be authorized to vote shares represented by appointments of proxy in accordance with their best judgment.
     A shareholder may revoke an appointment of proxy at any time before the shares represented by it have been voted by filing with Mr. Every an instrument revoking it or a properly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.
EXPENSES OF SOLICITATION
     The Corporation will pay the cost of preparing, assembling, and mailing this Proxy Statement and other proxy solicitation expenses. In addition to the use of the mail, appointments of proxy may be solicited in person or by telephone by officers, directors, or employees of the Corporation and its subsidiaries without additional compensation.
RECORD DATE
     The Board of Directors has set February 16, 1994, as the record date (the Record Date) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record on that date will be entitled to vote at the Annual Meeting.
VOTING SECURITIES
     The voting securities of the Corporation are the shares of its $5.00 par value common stock (Common Stock), of which 20,000,000 shares were authorized and 9,516,379 shares were outstanding on January 31, 1994. During 1993, the

Corporation' convertible subordinated debentures were called for redemption and substantially all were converted into shares of Common Stock.
VOTING PROCEDURES; VOTES REQUIRED FOR APPROVAL
     At the Annual Meeting, each shareholder will be entitled to cast one vote for each share of Common Stock held of record on the Record Date for each matter submitted for voting and, in the election of directors, for each director to be elected.
     For Proposal 1 to be approved, a majority of the outstanding shares of Common Stock must be voted in favor of approval. If Proposal 1 is approved, then in the voting for directors the 18 nominees receiving the highest numbers of votes will be elected. If Proposal 1 is not approved, then the 17 nominees receiving the highest numbers of votes will be elected. In the case of Proposals 3, 4, and 5, for each of such proposals to be approved the number of votes cast for approval must exceed the number of votes cast against the proposal. Except in the voting on Proposal 1, abstentions and broker nonvotes will have no effect. Because the affirmative vote of a majority of all outstanding shares is required to approve Proposal 1, abstentions and broker nonvotes will have the same effect as votes against that proposal.
BENEFICIAL OWNERSHIP OF VOTING SECURITIES
     Set forth below is information regarding the only person known to management of the Corporation to beneficially own more than 5% of the issued and outstanding shares of Common Stock as of January 31, 1994.

                                                       PERCENTAGE
                               AMOUNT AND NATURE           OF
     NAME AND ADDRESS         BENEFICIAL OWNERSHIP      CLASS(1)
Central Carolina Bank and            718,399(2)            7.55%
Trust Company
Durham, North Carolina

(1) The calculation of the percentage of class beneficially owned is based on the 9,516,379 shares of the Corporation's Common Stock issued and outstanding on January 31, 1994.
(2) Shares beneficially owned by the Bank are held through its Trust Department in various fiduciary capacities. In addition to the shares reflected above, the Bank holds certain other shares in various fiduciary capacities as to which the Bank disclaims beneficial ownership. The aggregate number of shares held by the Bank includes 552,828 shares over which the Bank exercises sole voting power, 165,721 shares over which the Bank has shared voting power, 239,418 shares over which the Bank has sole investment power, and 389,404 shares over which the Bank has shared investment power.
                                       2

     Set forth below is information as of January 31, 1994 regarding the beneficial ownership of Common Stock by its current directors, nominees for election as directors, certain of its executive officers individually, and by all current directors and executive officers of the Corporation as a group.

                                                              PERCENTAGE
                                   AMOUNT AND NATURE OF           OF
            NAME                 BENEFICIAL OWNERSHIP(1)       CLASS(2)
J. Harper Beall, III                       14,815(3)               .16%
James B. Brame, Jr.                           300                    *
Timothy B. Burnett                            500                    *
W. L. Burns, Jr.                          136,379(4)              1.43%
Arthur W. Clark                            26,621                  .28%
Kinsley van R. Dey, Jr.                     9,067(5)               .10%
Mrs. Frances Hill Fox                     222,702                 2.34%
T. E. Haigler, Jr.                          2,125                  .02%
George R. Herbert                           2,195(6)               .02%
Edward S. Holmes                            4,320(7)               .05%
Owen G. Kenan                               3,730(8)               .04%
Eugene J. McDonald                          1,321(9)               .01%
Hamilton W. McKay, Jr., M.D.                3,426(10)              .04%
Eric B. Munson                                275                    *
Ernest C. Roessler                         11,031(11)              .12%
John B. Stedman                            42,815(12)              .45%
H. Allen Tate, Jr.                         15,461(13)              .16%
Dr. Phail Wynn, Jr.                           367                    *
J. Scott Edwards                           17,022(14)              .18%
Richard L. Furr                            12,000(15)              .13%
All current directors and                 522,289(16)             5.49%
  executive officers as a
  group (18 persons)

 (1) Except as otherwise noted, each individual exercises sole voting and investment power with respect to all shares shown as beneficially owned.
 (2) An asterisk (*) indicates less than .01%. Except as otherwise noted, the calculation of the percentage of class beneficially owned is based on the 9,516,379 shares of Common Stock issued and outstanding at January 31, 1994.
 (3) Includes 4,734 shares with respect to which Mr. Beall exercises sole voting and investment power and 5,760 shares with respect to which Mr. Beall exercises sole voting power only. The calculation of the percentage of shares is based on 9,520,700 shares, which is composed of the 9,516,379 shares issued and outstanding at January 31, 1994 plus 4,321 shares subject to an immediately exercisable option held by Mr. Beall.
 (4) Includes 34,884 shares with respect to which Mr. Burns exercises shared voting and investment power and 13,071 shares with respect to which he exercises sole voting power only.
 (5) Includes 1,012 shares with respect to which Mr. Dey exercises shared voting and investment power.
 (6) Includes 2,039 shares with respect to which Mr. Herbert exercises shared voting and investment power.
 (7) Does not include 21,648 shares held by Mr. Holmes' spouse and with respect to which he disclaims any beneficial ownership.
 (8) Includes 3,530 shares with respect to which Mr. Kenan exercises shared voting and investment power.
 (9) Includes 1,221 shares with respect to which Mr. McDonald exercises shared voting and investment power.
(10) Does not include 1,057 shares held by Dr. McKay's spouse and son and with respect to which he disclaims any beneficial ownership.
(11) Includes 6,762 shares with respect to which Mr. Roessler exercises sole voting power only, and 1,500 shares with respect to which he is considered to have shared voting and investment power.
(12) Includes 2,366 shares with respect to which Mr. Stedman exercises shared voting and investment power.
                                       3

(13) Includes 6,418 shares with respect to which Mr. Tate exercises shared voting and investment power. Does not include a total of 2,787 shares held by or for Mr. Tate's spouse and children and with respect to which he disclaims any beneficial ownership.
(14) Includes 6,724 shares with respect to which Mr. Edwards exercises sole voting power only and 262 shares with respect to which Mr. Edwards exercises shared voting and investment power.
(15) Includes 6,724 shares with respect to which Mr. Furr exercises sole voting power only and 702 shares with respect to which Mr. Furr exercises shared voting and investment power.
(16) Includes an aggregate of 428,427 shares with respect to which current directors and officers exercise sole voting and investment power, 56,683 shares with respect to which they have shared voting and investment power, and 36,979 shares with respect to which they have sole voting power only.
                  PROPOSAL 1. SETTING THE NUMBER OF DIRECTORS
     The Corporation's bylaws provide that the Board of Directors shall consist of such number of members, not less than five nor more than 30, as from time to time shall be determined by a majority of the votes which all of the shareholders are entitled to cast. The number of directors of the Corporation currently is set at 17. The Board of Directors recommends that the number of directors be increased by shareholders to 18 and will introduce a proposal to that effect at the Annual Meeting.
     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.
                   PROPOSAL 2. ELECTION OF BOARD OF DIRECTORS
     Action will be taken at the Annual Meeting to elect a full Board of Directors. The Board of Directors has nominated the 18 persons named below for election as directors for terms of one year or until their respective successors are duly elected and qualified.
                                       4

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOREACH OF THE 18 NOMINEES NAMED BELOW.

                                                         PRINCIPAL OCCUPATION
NAME AND AGE                                           AND OTHER DIRECTORSHIPS
J. Harper Beall, III           President, Fairfield Chair Company (furniture manufacturer)
         (52)
James B. Brame, Jr.(2)         President, Brame Specialty Co., Inc. (office supplies and equipment)
         (48)
Timothy B. Burnett             President, Bessemer Improvement Company (industrial and commercial real
         (53)                    estate development)
W. L. Burns, Jr.(3)            President and Chief Executive Officer of the Corporation and the Bank
         (66)                    until April 6, 1993; presently serving as Chairman of the Board of the
                                 Corporation and the Bank
Arthur W. Clark                Retired since 1987; previously served as Chairman, President, and Chief
         (71)                    Executive Officer, Peoples Security Life Insurance Company
Kinsley van R. Dey, Jr.        Retired since 1990; previously served as President and Chief Executive
         (69)                    Officer, Liggett Group, Inc. (cigarette manufacturer); Director, GTE
                                 South (telecommunications company)
Mrs. Frances Hill Fox          Secretary-Treasurer, Croasdaile, Inc. (real estate developer)
         (85)
T. E. Haigler, Jr.             Retired since 1989; previously served as President and Chief Executive
         (69)                    Officer, Burroughs Wellcome Co. (pharmaceutical manufacturer)
George R. Herbert              Retired since 1989; previously served as President, and currently is
         (71)                    Vice Chairman and President Emeritus, Research Triangle Institute
                                 (research contractor); also serves as Director, Duke Power Company, and Trustee, Duke University
Edward S. Holmes               Partner, Holmes & McLaurin (attorneys)
         (64)
Owen G. Kenan                  President, Kenan Enterprises, Inc. (commercial real estate holding
         (50)                    company), Kenan Oil Co., Inc. (petroleum products), Kenan
                                 Developments, Inc. (commercial real estate developer); also serves as
                                 Director, Kenan Transport Co., Inc. (bulk products hauler), and Vice
                                 Chairman, Flagler Systems, Inc. (hotel and property management)
Eugene J. McDonald             President, Duke Management Company (asset management company affiliated
         (61)                    with Duke University); Executive Vice President, Duke University; also serves as Director, SBSF Funds, Inc., Sphinx Pharmaceuticals, and
                                 Flagg Group of Mutual Funds
Hamilton W. McKay, Jr., M.D.   Physician, Carolina Allergy Clinic, P.A.
         (64)
Eric B. Munson                 Executive Director, University of North Carolina Hospitals
         (51)
Ernest C. Roessler(3)          Executive Vice President and Chief Financial Officer of the Corporation
         (52)                    and the Bank until April 6, 1993; presently serving as President and
                                 Chief Executive Officer of the Corporation and the Bank
John B. Stedman(4)             Retired since 1989; previously served as Chairman of the Board of
         (69)                    Republic Bank & Trust Co.
H. Allen Tate, Jr.(5)          President, Allen Tate Company, Inc. (residential real estate broker)
         (62)
Dr. Phail Wynn, Jr.            President, Durham Technical Community College
         (46)

NAME AND AGE                        DIRECTOR SINCE(1)
J. Harper Beall, III                   New nominee
         (52)
James B. Brame, Jr.(2)                    1993
         (48)
Timothy B. Burnett                     New nominee
         (53)
W. L. Burns, Jr.(3)                       1972
         (66)
Arthur W. Clark                           1977
         (71)
Kinsley van R. Dey, Jr.                   1984
         (69)
Mrs. Frances Hill Fox                     1946
         (85)
T. E. Haigler, Jr.                        1974
         (69)
George R. Herbert                         1973
         (71)
Edward S. Holmes                          1973
         (64)
Owen G. Kenan                             1981
         (50)
Eugene J. McDonald                        1985
         (61)
Hamilton W. McKay, Jr., M.D.              1990
         (64)
Eric B. Munson                            1985
         (51)
Ernest C. Roessler(3)                     1993
         (52)
John B. Stedman(4)                        1987
         (69)
H. Allen Tate, Jr.(5)                     1989
         (62)
Dr. Phail Wynn, Jr.                       1992
         (46)

(1) Refers to the year in which a person first was elected a director of the Corporation or, if prior to its organization in 1983, the year in which such person first was elected a director of the Bank.
(2) During 1993, the Bank purchased office supplies and other products from Brame Specialty Co., Inc. in an aggregate amount of $609,700.
(3) Mr. Burns retired from his positions as President and Chief Executive Officer of the Corporation and the Bank effective April 6, 1993. The Board of Directors elected Mr. Roessler to succeed Mr. Burns in those positions effective upon Mr. Burns' retirement.
                                       5

(4) Mr. Stedman has been nominated for reelection as a director pursuant to an employment agreement between the Corporation, Republic Bank & Trust Co. (Republic), and him that became effective during 1986 upon the Corporation's acquisition of Republic as a wholly-owned subsidiary. Provided that Mr. Stedman continues to beneficially own at least 37,500 shares of the Corporation's common stock (as appropriately adjusted to reflect any recapitalization of the Corporation), the employment agreement provides that the Corporation will nominate Mr. Stedman for reelection at each Annual Meeting through 1994.
(5) Mr. Tate is involved, either individually or through his company, as a principal shareholder, officer, director, or partner in numerous other firms engaged in the development or sale of real estate, residential construction, and real estate investments.
DIRECTORS' COMPENSATION
     During 1993 each director of the Corporation, other than directors who were also officers or members of the Executive Committee, received a retainer of $5,000. If the director was a non-officer member of the Executive Committee, he received a retainer of $7,000. Directors who also were officers of the Corporation or the Bank did not receive retainers. Directors received a fee of $550 for each meeting of the Board of Directors attended and a fee of $450 for attendance at each meeting of a committee of the Board of Directors. If the director also was chairman of the committee, he received an additional fee of $100 for attendance at each committee meeting.
     For 1994, the standard director's retainer will be increased to $6,000, meeting attendance fees will be increased to $600 for each meeting of the Board of Directors and $600 for each committee meeting. All other retainers and fees will remain unchanged.
     Directors have the option to defer their fees each year under an arrangement whereby the Corporation pays interest on deferred amounts at prevailing money market rates. Total directors' fees payable for 1993 were $250,350, of which $190,200 was paid to directors and $60,150 was deferred. BOARD OF DIRECTORS' MEETINGS AND COMMITTEES
     The Board of Directors held five regular meetings and one special meeting during 1993. All incumbent directors attended more than 75% of the total number of meetings of the Board of Directors and its committees on which they served during 1993.
     The Board of Directors has several standing committees, including an Audit Committee, a Nominating Committee, and a Compensation Committee. The voting members of these committees are appointed by the Board of Directors annually from among its members. Additionally, certain officers of the Corporation and the Bank are appointed to serve as non-voting, advisory members of each committee.
     The current members of the Audit Committee are Mr. Munson, who serves as Chairman, and Messrs. Dey, Brame, Burns, and Dr. Wynn. Officers currently serving as advisory, non-voting members are Messrs. Rojas, Parker, J. Scott Edwards, Executive Vice President of the Corporation and the Bank, and B. W. Harris, Jr., retired Comptroller of the Bank. The primary functions of the Audit Committee are to provide additional assurance regarding the integrity of financial information used by the Board of Directors and distributed to the public by the Corporation and to oversee and monitor the activities of the Corporation's internal and external audit processes. The committee met four times during 1993.
     The current members of the Nominating Committee are Mr. Burns, who serves a Chairman, and Messrs. Dey, Herbert, Holmes, McDonald, and Mrs. Fox. Messrs. Every and Roessler currently serve as non-voting, advisory members. The primary function of the Nominating Committee is to recommend candidates to the Board of Directors for selection as nominees for election as directors. In making its recommendations for the 1995 Annual Meeting, the Nominating Committee will consider nominee candidates recommended by shareholders if their names are submitted in writing to Mr. Every by November 15, 1994. The committee has met one time since the 1993 Annual Meeting.
     The Compensation Committee administers the Corporation's compensation program and has responsibility for matters involving the compensation of executive officers of the Corporation and the Bank. With respect to salaries, however, the Compensation Committee only establishes salary ranges for executive officers while the Executive Committee sets actual salaries within those ranges. All actions of the Compensation Committee are subject to review by the full Board of Directors. The membership of the Compensation Committee, which met six times during 1993, is described below.
                                       6

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     Until the death of George Watts Hill in January 1993, the Compensation Committee consisted of Mr. Clark, who served as Chairman, and Messrs. Dey, Haigler, Munson, and Hill, with Messrs. Burns and J. Kent Fawcett, Senior Vice President and Personnel Director of the Corporation and the Bank, serving as non-voting, advisory members of the Compensation Committee. Upon Mr. Burns' retirement as President and Chief Executive Officer of the Corporation and the Bank effective April 6, 1993, Mr. Burns became a voting member of the Compensation Committee and his successor, Mr. Roessler, became a non-voting, advisory member of the Compensation Committee.
     Prior to April 6, 1993, the Executive Committee, consisted of Mr. Burns, who served as Chairman, and Messrs. Clark, Haigler, Herbert, Holmes, Roessler, McDonald, and until his death, Mr. Hill, with Messrs. Edwards and Richard L. Furr, Executive Vice President of the Corporation and the Bank, serving as non-voting, advisory members. On April 6, 1993, Mr. Burns stepped down as Chairman of the Executive Committee and was replaced by Mr. Roessler. During 1993, Messrs. Hill, Burns, Roessler, Fawcett, Edwards, and Furr each served as an officer of the Corporation and the Bank.
     In addition to other law firms, the firm of Holmes & McLaurin was engaged to provide certain legal services to the Bank during 1993 and is expected to continue to be so engaged in the future. Mr. Holmes, a partner in that firm, served as a director and member of the Executive Committee during 1993 and has been nominated for reelection as a director at the Annual Meeting.
COMPENSATION COMMITTEE REPORT
     GENERAL. It is the policy of the Compensation Committee to provide a fully competitive, performance-based compensation program such as will enable the Corporation to attract, motivate, and retain qualified executive officers. During 1993, the Corporation's executive compensation program provided for (a) annual compensation consisting of base salaries combined with cash incentive bonuses based on the Corporation's financial performance and (b) long-term compensation consisting of periodic restricted stock awards combined with cash incentive compensation based on the Corporation's financial performance. The Corporation also provided certain other compensation plans customary for companies of comparable size. The annual and long-term compensation programs were intended to be competitive with median levels of incentive compensation provided by the Corporation's competitors and were developed based on recommendations of an independent compensation consulting firm selected by the Compensation Committee.
     The Omnibus Reconciliation Act of 1993 amended Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code), to limit the deductibility of annual compensation paid by public corporations to certain executive officers in excess of $1,000,000. As the Corporation presently does not compensate any officer in an amount approaching $1,000,000 per year, the Compensation Committee has not adopted a policy with respect to Section 162(m).
     The following is a discussion of each of the elements of the compensation program for 1993 with respect to the Corporation's executive officers named in the Summary Compensation Table set forth below (the Named Executive Officers), including Messrs. Burns and Roessler.
     ANNUAL COMPENSATION PROGRAM. The 1993 salaries of the Named Executive Officers were set during February 1993, within ranges established by the Compensation Committee, by the Executive Committee based on its evaluation of the contribution, performance, and levels of responsibility of each officer and on the Corporation's financial performance, measured in terms of its return on assets and return on equity, for the prior fiscal year. The Corporation's financial performance was considered only generally in the setting of salaries, and there was no specific formula or other mechanism by which salary increases were tied directly to corporate performance. The salary ranges for the Named Executive Officers, including the Corporation's Chief Executive Officer, were set by the Compensation Committee based on its evaluation of the level of demands and responsibility required by each executive position and by the levels of compensation paid by financial institutions of comparable size for similar positions.
     The amount of cash incentive bonus paid for 1993 to Messrs. Burns and Roessler and to each of the other Named Executive Officers was determined under the terms of the Management Performance Incentive Plan (the Incentive Plan) following the end of fiscal 1993 based on a comparison of the Corporation's 1993 financial performance, measured in terms of the Corporation's return on assets and return on equity, to the financial performance of a group of the Corporation's peer financial institutions. Based on that comparison, the amounts of cash bonuses paid to individual Named Executive Officers, including Messrs. Burns and Roessler, were approximately 105% of the amounts that would have been paid for targeted levels of performance under the Incentive Plan.
                                       7

     Other forms of annual compensation listed in the Summary Compensation Table below for 1993 include the Corporation's matching contributions (the Matching Contributions) to the account of each Named Executive Officer under the Corporation's Section 401(k) Retirement Savings Plan (the 401(k) Plan) and the portion of the Corporation's special discretionary contribution to the 401(k) Plan (the Discretionary Contribution) allocated to the account of each Named Executive Officer. The Matching Contributions for Messrs. Burns and Roessler and the other Named Executive Officers were based on a formula contained in the terms of the 401(k) Plan and were not related to the Corporation's or the individual officer's performance for the year. The total amount of the Discretionary Contribution was based upon the Corporation's financial performance for 1993, measured in terms of earnings per share, net income, return on equity, and return on assets. The portion of the Discretionary Contribution allocated to the accounts of Messrs. Burns and Roessler and the other Named Executive Officers was based upon a formula contained in the terms of the 401(k) Plan.
     LONG-TERM INCENTIVE PROGRAM. During 1993, the Corporation's long-term incentive program consisted of the Restricted Stock Plan (the Stock Plan) and the Performance Unit Plan (the Unit Plan) which were approved by the Corporation's shareholders. The Stock Plan and the Unit Plan expired on December 31, 1993 except to the extent such plans continue to govern awards which have not yet vested. These plans were designed to operate in conjunction with each other to enhance and reinforce the Corporation's long-term goals by (i) providing an inducement to the continued employment of key officers, (ii) providing key officers with the incentive of additional compensation based on the Corporation's financial performance over an extended period, (iii) insuring that key officers had the perspective of shareholders, and (iv) structuring a portion of key officers' incentive compensation such that they were rewarded only in circumstances beneficial to all shareholders.
     Under the Stock Plan, awards of restricted shares of Common Stock were granted by the Compensation Committee from time to time to key officers of the Corporation and its subsidiaries based on the Committee's evaluation of the individual level of responsibility and contribution of each officer. Shares included in each award are held in trust and cannot be sold or transferred by the officer for a period of from three to five years from the date of grant, as determined by the Compensation Committee. Shares awarded under the Stock Plan are distributed to the officer if he remains employed by the Corporation until the end of the restriction period, without any consideration of the Corporation's financial performance. Such shares are forfeited if the officer's employment terminates before the end of that period.
     At the time awards were made under the Stock Plan, awards under the Unit Plan consisting of performance units having a Target Value of $100 each also may have been granted by the Compensation Committee. At the end of the restriction period applicable to an officer's Stock Plan award, a percentage (from 0% to 200%) of the Target Value of each performance unit awarded to that officer may be paid in cash based on a comparison of the Corporation's financial performance over that period, measured in terms of return on assets and return on equity, to the financial performance of a group of the Corporation's peer financial institutions.
     During the fourth quarter of 1992, the Executive Committee engaged an independent consulting firm to conduct a comprehensive search for an individual to replace Mr. Burns as Chief Executive Officer upon his retirement in April 1993. The search encompassed both internal and external candidates for the position. The internal candidates were limited to Messrs. Roessler, Edwards, and Furr. Based in part upon the recommendations of the aforementioned consulting firm, the Executive Committee elected Mr. Roessler to succeed Mr. Burns. In order to promote stability and continuity in the executive management of the Corporation, and to emphasize the value of Messrs. Edwards and Furr as well as Mr. Roessler to the Corporation and its prospects for future growth, the Compensation Committee determined that grants of restricted stock in equal amounts to each individual would be appropriate and in the best interest of the Corporation and its shareholders. These grants were effected in 1993 under the Stock Plan and are subject to a three-year vesting period. See Restricted Stock Awards on the Summary Compensation Table set forth below.
     During 1993, no awards or payments under the Unit Plan were made to Messrs. Burns or Roessler or to any other Named Executive Officer.
                                       8

     Subject to approval by the shareholders, the Board of Directors has adopted a new long-term incentive plan which is intended to replace the Stock Plan and the Unit Plan. See Proposal 3. Approval of the Long-Term Incentive Plan. COMPENSATION COMMITTEE AT DECEMBER 31, 1993:
    ARTHUR W. CLARK, CHAIRMAN
    W. L. BURNS, JR.
    ERIC B. MUNSON
    KINSLEY VAN R. DEY, JR.
    T. E. HAIGLER, JR.
    EUGENE J. MCDONALD
    ERNEST C. ROESSLER*
    J. KENT FAWCETT*
EXECUTIVE COMMITTEE AT
DECEMBER 31, 1993:
    ERNEST C. ROESSLER, CHAIRMAN
    W. L. BURNS, JR.
    ARTHUR W. CLARK
    T. E. HAIGLER, JR.
    GEORGE R. HERBERT
    EDWARD S. HOLMES
    EUGENE J. MCDONALD
    J. SCOTT EDWARDS*
    RICHARD L. FURR*
* Denotes a non-voting, advisory member of the committee.
EXECUTIVE COMPENSATION
     The following table shows, for 1993, 1992, and 1991, the cash and certain other compensation paid to or received or deferred by the Named Executive Officers, which include the four current executive officers of the Corporation, including the Chief Executive Officer, in all capacities in which they served.
                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM COMPENSATION
                                                         ANNUAL COMPENSATION                   AWARDS
                                                                          OTHER       RESTRICTED    SECURITIES    PAYOUTS
                NAME AND                                                  ANNUAL        STOCK       UNDERLYING     LTIP
                PRINCIPAL                          SALARY     BONUS    COMPENSATION     AWARDS     OPTIONS/SARS   PAYOUTS
                POSITION                   YEAR    ($)(1)    ($)(2)        ($)          ($)(3)       (POUND)      ($)(4)
W. L. Burns, Jr.,                          1993   $109,187   $24,259          --        --164,045         --         --
  President and Chief Executive Officer    1992    309,000    61,134          --        --                --         --
  of the Corporation and the Bank until    1991    289,667    83,954          --       $                  --         --
  April 6, 1993 and presently Chairman of
  the Board of the Corporation and the
  Bank
Ernest C. Roessler,                        1993    241,323    62,986          --         53,438           --         --
  Executive Vice President of the          1992    161,178    22,654          --             --           --         --
  Corporation and the Bank until April 6,  1991    149,350    31,166          --         65,800           --         --
  1993 and presently Chief Executive
  Officer of the Corporation and the Bank
J. Scott Edwards,                          1993    184,608    38,841          --         53,438           --         --
  Executive Vice President of the          1992    156,491    22,361          --             --           --         --
  Corporation and the Bank                 1991    147,393    30,758          --         64,925           --         --
Richard L. Furr,                           1993    184,608    38,841          --         53,438           --         --
  Executive Vice President of the          1992    156,972    22,361          --             --           --         --
  Corporation and the Bank                 1991    147,393    30,758          --         64,925           --         --

                                               ALL
                NAME AND                      OTHER
                PRINCIPAL                  COMPENSATION
                POSITION                      ($)(5)
W. L. Burns, Jr.,                            $132,654
  President and Chief Executive Officer        16,929
  of the Corporation and the Bank until        16,179
  April 6, 1993 and presently Chairman of
  the Board of the Corporation and the
  Bank
Ernest C. Roessler,                            11,692
  Executive Vice President of the               8,223
  Corporation and the Bank until April 6,       7,831
  1993 and presently Chief Executive
  Officer of the Corporation and the Bank
J. Scott Edwards,                               9,173
  Executive Vice President of the               8,087
  Corporation and the Bank                      7,746
Richard L. Furr,                                9,173
  Executive Vice President of the               8,095
  Corporation and the Bank                      7,746

(1) Consists of salary payable to each Named Executive Officer, including portions of salary deferred at the election of each officer.
(2) Consists entirely of cash bonuses paid to the Named Executive Officers under the Incentive Plan. See Compensation Committee Report.
(3) Reflects the market value, on the date of award, of shares of Common Stock awarded under the Stock Plan. During 1993, Messrs. Roessler, Edwards, and Furr were each awarded 1,500 shares of restricted stock under the Stock Plan which are subject to a three-year vesting period. At December 31, 1993, the Named Executive Officers held outstanding awards which remained subject to restrictions under the Stock Plan and which included the following aggregate numbers and market values of shares: Mr. Burns -- 13,071 shares valued at $434,611; Mr. Edwards -- 6,724 shares valued at $223,573; Mr. Furr -- 6,724 shares valued at $223,573; Mr. Roessler -- 6,762 shares valued at $224,837.
                                       9

    Shares included in awards under the Stock Plan are eligible to receive dividends paid by the Corporation on its Common Stock generally.
(4) During 1991 the restriction period expired on certain performance units previously awarded to the Named Executive Officers under the Unit Plan; however, the comparison under the Unit Plan of the Corporation's performance to the performance of its peers resulted in no payment being made on account of those performance units.
(5) The amount listed for each Named Executive Officer for 1993 includes (i) the Bank's matching contributions on behalf of that executive officer to the 401(k) Plan and (ii) the portion of the Corporation's 1993 special discretionary contribution to the 401(k) Plan which was allocated to the account of that executive officer. Those separate amounts for each Named Executive Officer are, respectively: Mr. Burns -- $5,960 and $2,963; Mr. Edwards -- $6,048 and $3,126; Mr. Furr -- $6,048 and $3,126; Mr.
    Roessler -- $7,708 and $3,984. In addition, the 1993 amount for Mr. Burns includes amounts paid in connection with his retirement consisting of $74,684 for accrued sick leave, $23,292 for accrued vacation, $19,709 under a supplemental retirement plan, and $837 in Common Stock and $209 in cash as retirement gifts.
PENSION PLAN
     The Corporation maintains a qualified, defined benefit pension plan (the Pension Plan) in which substantially all full-time employees of the Corporation and its subsidiaries who have been continuously employed for a period of 12 months participate. The following table shows the estimated annual benefit payable under the Pension Plan to participants following retirement at age 65, which is the normal retirement age under the Pension Plan, based on various specified numbers of years of service with the Corporation and its subsidiaries and various levels of compensation covered under the Pension Plan.

                        FINAL                                                     YEARS OF SERVICE
                AVERAGE COMPENSATION                    15 YEARS    20 YEARS    25 YEARS    30 YEARS    35 YEARS    40 YEARS
     $100,000........................................   $ 21,825    $ 29,100    $ 36,375    $ 43,650    $ 50,925    $ 58,200
     125,000.........................................     27,450      36,600      45,750      54,900      64,050      73,200
     150,000.........................................     33,075      44,100      55,125      66,150      77,175      88,200
     175,000.........................................     38,700      51,600      64,500      77,400      90,300     103,200
     200,000.........................................     44,325      59,100      73,875      88,650     103,425     115,641
     225,000.........................................     49,950      66,600      83,250      99,900     115,641     115,641
     250,000.........................................     55,575      74,100      92,625     111,150     115,641     115,641
     275,000.........................................     61,200      81,600     102,000     115,641     115,641     115,641
     300,000.........................................     66,825      89,100     111,375     115,641     115,641     115,641
     325,000.........................................     72,450      96,600     115,641     115,641     115,641     115,641
     350,000.........................................     78,075     104,100     115,641     115,641     115,641     115,641

     Benefits shown in the table are computed as straight life annuities beginning at age 65 and are not subject to a deduction for Social Security benefits or any other offset amount. Compensation covered by the Pension Plan each year is a participant's base salary. See Salary on the Summary Compensation Table set forth above. At his or her retirement, a participant's annual benefit under the Pension Plan is based on his or her average base salary for any five consecutive plan years during the last ten years preceding normal retirement age (Final Average Compensation). However, under tax laws in effect at December 31, 1993, the amount of a participant's annual compensation taken into account for benefit calculation purposes under the Pension Plan may not exceed $235,840, and maximum annual benefits payable under the Pension Plan are $115,641. As of December 31, 1993, the Final Average Compensation and years of service of each of the Named Executive Officers would have been: Mr. Edwards -- $147,753 and 25 years; Mr. Furr -- $147,846 and 21 years; Mr. Roessler -- $160,056 and 6 years. Mr. Burns retired effective April 6, 1993 after 33 years of service. His annual benefit under the Pension Plan, calculated as a straight life annuity, is $100,347.
     As described above, tax laws place limits on the amount of compensation that may be taken into account for benefit calculation purposes under the Pension Plan and in the maximum amount of benefits payable under the Pension Plan. The Corporation has adopted a supplemental retirement plan which operates in conjunction with the Pension Plan and under which a retiree will receive annual benefits in an amount equal to the difference, if any, between his actual annual benefit under the Pension Plan and the amount he would receive under the Pension Plan in the absence of the above limitations. Mr. Burns' annual benefit under the supplemental plan is $25,267. At December 31, 1993, the other Named Executive Officers would not have qualified for any benefit at retirement under the supplemental plan.
                                       10

CHANGE IN CONTROL AND TERMINATION OF EMPLOYMENT ARRANGEMENTS
     The Corporation's Stock Plan and Unit Plan generally provide that outstanding awards of restricted stock and performance units will become vested on the date of any merger to which the Corporation is a party but is not the surviving corporation, or on the date of certain other changes in control of the Corporation. Also, the Unit Plan provides that, upon the termination of a plan participant's employment following his death, disability, or retirement, or in the event his employment is involuntarily terminated under circumstances determined by the Corporation to have been without his fault, the participant shall be entitled to payment of a portion of the value, if any, of his outstanding award of performance units based on the time elapsed since the date of such award. Under the Stock Plan, upon any such termination of a participant's employment, the Compensation Committee has the discretion to waive remaining restrictions on all or any part of the participant's outstanding award of restricted stock.
                                       11

PERFORMANCE GRAPHS
     The following line graphs illustrate the cumulative total shareholder return on the Corporation's Common Stock over the five-year period ending December 31, 1993 and the cumulative total return over the same period of the indexes listed below. Each graph assumes $100 originally invested on December 31, 1988 and that all dividends were reinvested in additional shares.
                           CCB FINANCIAL CORPORATION
                   COMPARISON OF CUMULATIVE TOTAL RETURN (1)
                          YEARS ENDED DECEMBER 31 (2)
(Five Year Comparison of Cumulative Total Return Graph appears here)

                                        1988     1989     1990     1991     1992     1993
CCBF                                    100.0    113.8     80.3    135.8    175.3    169.4
NASDAQ(US)                              100.0    121.2    103.0    165.2    192.1    219.2
NASDAQ(BANK)                            100.0    111.2     81.4    133.6    194.2    221.3
Dow Jones Industrials                   100.0    131.6    131.0    162.8    174.8    204.6
S&P 500                                 100.0    131.6    127.5    166.2    178.9    196.9

     (1) Assumes $100 invested on December 31, 1988 with all subsequent dividends invested.
     (2) Closing price of CCB Financial Corporation Common Stock adjusted where applicable for the 3/2 stock split effected in the form of a 50% stock dividend paid October 1, 1992:
       December 31, 1988-23.83
       December 31, 1989-26.17
       December 31, 1990-17.67
       December 31, 1991-28.67
       December 31, 1992-35.63
       December 31, 1993-33.25
                                       12

     The following line graphs illustrate the cumulative total shareholder return on the Corporation's Common Stock over the ten-year period ending December 31, 1993 and the cumulative total return over the same period of the indexes listed below. Each graph assumes $100 originally invested on December 31, 1983 and that all dividends were reinvested in additional shares.
                           CCB FINANCIAL CORPORATION
                   COMPARISON OF CUMULATIVE TOTAL RETURN (1)
                          YEARS ENDED DECEMBER 31 (2)
(Ten Year Comparison of Cumulative Total Return Graph appears here)


                                        1983     1984     1985     1986     1987     1988
CCBF                                    100.0    137.3    190.7    235.2    253.9    240.1
Dow Jones                               100.0    101.0    134.9    171.6    180.9    209.7
S&P 500                                 100.0    106.2    139.9    165.9    174.5    203.3

                                        1989     1990     1991     1992     1993
CCBF                                    282.2    190.5    338.3    430.4    421.0
Dow Jones                               275.9    274.7    341.3    366.4    428.9
S&P 500                                 267.5    259.1    337.9    363.6    400.2

     (1) Assumes $100 invested on December 31, 1983 with all subsequent dividends invested.
     (2) Closing price of CCB Financial Corporation Common Stock adjusted where applicable for the 3/2 stock split effected in the form of a 50% stock dividend paid October 1, 1992 and for the 2 for 1 stock split effected in the form of a 100% stock dividend paid July 25, 1984:

December 31, 1983-11.29                           December 31, 1989-26.17
December 31, 1984-14.96                           December 31, 1990-17.67
December 31, 1985-20.17                           December 31, 1991-28.67
December 31, 1986-24.19                           December 31, 1992-35.63
December 31, 1987-22.67                           December 31, 1993-33.25
December 31, 1988-23.83

TRANSACTIONS WITH MANAGEMENT
     The Bank and the Corporation's other financial institution subsidiaries have had, and expect to have in the future, lending transactions in the ordinary course of business with many of their officers and directors and with associates of such persons. All loans included in such transactions during 1993 were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.
              PROPOSAL 3. APPROVAL OF THE LONG-TERM INCENTIVE PLAN
     To enable the Corporation to attract, retain, and motivate key employees and directors, the Board of Directors has adopted the CCB Financial Corporation Long-Term Incentive Plan (the LTIP) and will introduce a proposal for shareholders to approve the LTIP at the Annual Meeting. The LTIP would have a ten-year term and is intended to replace the Stock Plan and the Unit Plan, both of which expired by their terms on December 31, 1993. See Compensation Committee Report. The LTIP's objectives are to reward achievement of long-term goals, provide balance to short-term incentive awards, and reinforce a one company perspective. Under the provisions of the LTIP, restricted stock, unrestricted stock, stock options, cash incentives, and other equity-based incentive awards may be granted from time to time to key employees and directors of the Corporation or any of its subsidiary corporations (the Participants). It currently is the intention of the Board of Directors to utilize the LTIP only for awards to key employees of the Corporation or its subsidiary corporations. Although the LTIP will permit the Board of Directors to choose from an expanded list of cash and equity-based incentives in designing the Corporation's long-term compensation program, individual awards under the LTIP need not include all such incentives and it is the present intention of the Board of Directors to limit individual awards to no more than two.
ADMINISTRATION OF THE LTIP
     The LTIP will be administered by the Compensation Committee. The Compensation Committee will be authorized to construe and interpret the LTIP and to promulgate, amend, and rescind rules and regulations relating to the implementation, administration, and maintenance of the LTIP. Each Participant receiving an award under the LTIP will enter into an agreement with the Corporation that sets forth the restrictions, terms, and conditions of the award (the Award Agreement). The Compensation Committee will make all determinations necessary or advisable for the LTIP including (a) selecting the LTIP's Participants, (b) making awards thereunder in such amounts and form as the Compensation Committee may determine, (c) imposing such restrictions, terms, and conditions upon such awards as the Compensation Committee may deem appropriate, and (d) correcting any defect or omission, or reconciling any inconsistency, in the LTIP or any Award Agreement.
SECURITIES OF THE CORPORATION SUBJECT TO THE LTIP
     The Board of Directors will reserve for awards under the LTIP 500,000 shares of the authorized and unissued shares of Common Stock. The number of shares authorized for issuance under the LTIP may be replenished one time during the life of the LTIP, up to an additional 500,000 shares, for a total authorization of up to 1,000,000 shares. If any awards expire unexercised or are forfeited, terminated, or settled in cash in lieu of Common Stock, the shares of Common Stock theretofore subject to such awards will generally again be available for awards under the LTIP. The maximum number of shares of Common Stock for any Participant for which awards may be granted under the LTIP in any year is 50,000 shares.
ELIGIBILITY
     Employees eligible to participate in the LTIP consist of key employees who are senior officers of the Corporation or any of its subsidiary corporations. As
of January 31, 1994, there were    such employees. Directors who are not
employees of the Corporation or any of its subsidiary corporations will be eligible to participate in the LTIP only with respect to awards of Non-qualified Options (as hereinafter defined) and Restricted Stock (as hereinafter defined). As of January 31, 1994, there were 16 such directors.
STOCK OPTIONS
     An option to purchase shares of Common Stock granted under the LTIP will either (a) qualify under Section 422 of the Code for treatment as an incentive stock option (Incentive Option) or (b) not qualify for treatment as an incentive stock option under Section 422 of the Code (Non-qualified Option). Hereinafter, the term Option refers to either an
                                       14

Incentive Option or a Non-Qualified Option. An Option may be granted alone or in addition to any other award under the LTIP and will be subject to a periodic vesting schedule. The exercise price of an Option will be determined by the Compensation Committee at the time of grant subject to the following limitations: (a) the exercise price of an Incentive Option may not be less than 100% of the fair market value per share of the Common Stock on the date of the grant and (b) the exercise price of an Incentive Option granted to an employee who owns ten percent or more of the combined total voting power of the Corporation may not be less than 110% of the fair market value per share of the Common Stock on the date of grant. On January 31, 1994 the last sale price of a share of Common Stock on the Nasdaq National Market was $37.50. The term of an Option will be such period of time as is fixed by the Compensation Committee at the time of grant subject to the following limitations: (a) the term of an Incentive Option may not exceed ten years after the date of grant and (b) the term of an Incentive Option granted to an employee who owns ten percent or more of the combined total voting power of the Corporation may not exceed five years. An Option may be exercised by giving written notice of exercise to the Corporation specifying the number of shares to be purchased. Such notice must be accompanied by payment in full of the exercise price in cash or if permitted by the terms of the governing Award Agreement by delivery of (a) a fully-secured, recourse promissory note or (b) shares of Common Stock already owned by the Participant. The Compensation Committee also may permit Participants to simultaneously exercise an Option, sell the shares of Common Stock thereby acquired, and use the proceeds from such sale for payment of the exercise price.
     If a Participant purchases Common Stock upon the exercise of an Incentive Option and either (a) holds it for a period of at least two years following the date of grant and at least one year from the date the option is exercised (the Holding Periods) or (b) dies while owning such Common Stock, the Participant will be subject to federal income tax on the gain realized upon disposition of such Common Stock at the time of disposition and the amount of gain will be equal to the amount realized on disposition less the amount paid upon exercise of the Incentive Option. The Corporation will not be permitted to claim a tax deduction from federal taxable income at any time in connection an Incentive Option held for the Holding Periods specified above.
     A Participant who receives a Non-qualified Option will not be subject to federal income tax upon the grant thereof. On the date a Participant exercises a Non-qualified Option he or she will recognize federal taxable ordinary income equal to the difference between the exercise price and the fair market value of the Common Stock purchased. The Corporation will be allowed to deduct from its federal taxable income an amount equal to the ordinary income recognized by such Participant upon exercise of the Non-qualified Option. The federal income tax consequences of the issuance and exercise of a Non-qualified Option may vary from those described above in circumstances where the exercise price is significantly less than the fair market value of the underlying Common Stock on the date of grant or where the Participant is permitted to pay the exercise price with previously acquired shares of Common Stock.
     If a Participant's employment is terminated for any reason other than disability, retirement, or death before an Option has vested, such Participant's right to exercise such Option will immediately terminate. If a Participant's employment is terminated by disability, retirement, or death before an Option has vested, such Option will vest to the extent determined by the Compensation Committee.
     If a Participant's employment is terminated for any reason other than disability, retirement, or death, a vested Option will remain exercisable for a period of up to 30 days following such termination, as determined by the Compensation Committee. If a Participant's employment is terminated by retirement or disability, such Participant will have the right to exercise a vested Option at any time within the one-year period following such termination. If a Participant dies while entitled to exercise an Option such Participant's estate, designated beneficiary, or other legal representative will have the right to exercise such Option at any time within the one-year period from the date of such Participant's death.
     If a non-employee director leaves the Board of Directors for any reason other than disability, retirement, or death before an Option becomes vested, such Option will be forfeited. If a non-employee director leaves the Board of Directors due to disability, retirement, or death before an Option becomes vested, such Option will vest to the extent determined by the Compensation Committee.
     If a non-employee director leaves the Board of Directors for any reason other than disability, retirement, or death, a vested Option will remain exercisable for a period of up to 30 days following such termination, as determined by the Compensation Committee. If a non-employee director leaves the Board of Directors due to disability or retirement, such director will have the right to exercise a vested Option at any time within the one-year period following such event. If a non-employee director leaves the Board of Directors due to death, such non-employee director's estate, designated beneficiary, or other legal representative, as the case may be, will have the right to exercise a vested Option at any time within the one-year period following such director's death.
                                       15

RESTRICTED STOCK
     Awards under the LTIP may be in the form of shares of Common Stock subject to certain restrictions imposed by the Compensation Committee (Restricted Stock). The Compensation Committee may restrict the transferability of Restricted Stock and require that it be forfeited upon termination of a Participant's employment or service as a director, as the case may be. Restricted Stock may be granted alone or in addition to any other award under the LTIP. The Compensation Committee will determine the number of shares of Restricted Stock to be granted and may impose different terms and conditions on any particular grant of Restricted Stock. Shares of Restricted Stock will be issued in uncertificated form and registered in the name of such Participant and will be so held until the restrictions thereon have lapsed and all of the terms and conditions applicable to such award have been satisfied. Awards of Restricted Stock will only become unrestricted and vest in the Participant in accordance with the vesting schedule set forth in the underlying Award Agreement (the Restriction Period). In no event will the Restriction Period be less than one year after the date on which such award is granted. During the Restriction Period, Restricted Stock may not be transferred or otherwise disposed of by the Participant. After satisfaction of the restrictions set by the Compensation Committee, a certificate for the number of shares of Common Stock which are no longer subject to such restrictions will be delivered to the Participant. The remaining shares, if any, issued in respect of such Restricted Stock will either be forfeited or will continue to be subject to the restrictions set by the Compensation Committee, as the case may be. A Participant will have, with respect to shares of Restricted Stock, all of the rights of a shareholder of the Corporation, including the right to vote such shares and to receive any cash dividends declared and paid thereon. Stock dividends issued with respect to Restricted Stock will be treated as additional grants of Restricted Stock and will be subject to the same restrictions that apply to the shares of Restricted Stock with respect to which such stock dividends are issued.
     If a Participant's employment with or service to the Corporation or any of its subsidiaries is terminated for any reason other than disability, retirement, or death prior to satisfaction of the restrictions applicable to a grant of shares of Restricted Stock, such shares will be forfeited unless the Compensation Committee in its discretion determines otherwise. In the event of disability, retirement, or death during the Restricted Period, shares of Restricted Stock will become free of restrictions to the extent determined by the Compensation Committee.
PERFORMANCE UNITS
     Awards under the LTIP may be in the form of performance-based units, with each unit representing such monetary amount as is designated by the Compensation Committee subject to such terms and conditions as the Compensation Committee deems appropriate (Performance Units), including a requirement that the Participant forfeit such units in the event certain performance criteria are not met within a designated period of time. Performance Units may be granted alone or in addition to any other award under the LTIP. The Compensation Committee will determine the number of Performance Units to be granted to a Participant. The Compensation Committee may impose different terms and conditions on any particular Performance Units granted to any Participant. Participants receiving grants of Performance Units will only earn into and be entitled to payment in respect of such awards if the Corporation and the Participant achieve certain performance goals (the Performance Goals) during and in respect of a designated performance period (the Performance Period). The Performance Goals and the Performance Period will be established by the Compensation Committee. The Compensation Committee will establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period. The Compensation Committee will also establish a schedule for such Performance Units setting forth the portion of the award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period. In setting the Performance Goals, the Compensation Committee may use such measures as total shareholder return, return on equity, return on assets, net earnings per share growth, comparisons to peer companies, divisional goals, individual or aggregate Participant performance, or such other measure or measures of performance as the Compensation Committee may deem appropriate. Such performance measures will be defined as to their respective components and meaning by the Compensation Committee. During any Performance Period, the Compensation Committee will have the authority to adjust the Performance Goals in such manner as the Compensation Committee deems appropriate with respect to such Performance Period. In addition to the Performance Goals, the Compensation Committee also may require a minimum shareholder return threshold be attained before consideration is given to any results achieved on the Performance Goals. Should the Corporation and the Participant achieve the applicable Performance Goals, but the minimum shareholder return threshold falls below the minimum expectations, then the Performance Unit may be deferred by the Compensation Committee for up to two years until the threshold is exceeded. If the minimum shareholder return threshold is not achieved within the additional time frame, then no Performance Unit will be paid. With respect to each Performance Unit,
                                       16
the Participant will, if the applicable Performance Goals and minimum shareholder return threshold have been achieved during the relevant Performance Period, be entitled to receive payment in an amount equal to the designated value of each Performance Unit times the number of such units so earned. Payment in settlement of earned Performance Units will be made as soon as practical following the conclusion of the respective Performance Period in cash, shares of unrestricted Common Stock, or shares of Restricted Stock, as the Compensation Committee will determine and provide in the underlying Award Agreement.
     If a Participant's employment with the Corporation or any of its subsidiary corporations is terminated for any reason other than disability, retirement, or death prior to the completion of any Performance Period, such termination will result in the forfeiture of the Performance Unit. If termination is due to disability, retirement, or death, the disposition of non-vested awards will be determined by the Compensation Committee.
DEFERRAL OF AWARDS UNDER THE LTIP
     The Compensation Committee may permit a Participant to elect to defer receipt of any payment of cash or any delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, earn out, or settlement of any award made under the LTIP. If any such election is permitted, the Compensation Committee will establish rules and procedures for such deferrals, including the payment of reasonable interest or dividend equivalents.
CHANGES IN CONTROL OF THE CORPORATION
     Under the provisions of the LTIP, if a change in control of the Corporation occurs (a) all stock options then unexercised and outstanding will become fully exercisable, (b) all restrictions applicable to all Restricted Stock then outstanding will be deemed lapsed and satisfied, and (c) all Performance Units will be deemed to have been fully earned as of the date thereof subject to the limitation that such stock options, shares of Restricted Stock, and Performance Units have been granted and outstanding for more than six months as of the date of such change in control.
     If (a) a Participant's employment is terminated by the Corporation or any of its subsidiary corporations prior to a change in control without cause at the request of a person who has entered into an agreement with the Corporation the consummation of which will constitute a change in control or (b) the Participant terminates his or her employment with the Corporation or any of its subsidiary corporations prior to a change in control of the Corporation and the circumstance or event which causes such termination occurs at the request of such person, then a change in control will be deemed to have occurred immediately prior to such Participant's termination of employment.
     If the making of any payment or payments under the LTIP would (a) subject the Participant to an excise tax under Section 4999 of the Code, or any like or successor section thereto or (b) result in the Corporation's loss of a federal income tax deduction for such payments under Section 280G of the Code, or any like or successor section thereto (either or both, an Adverse Tax Consequence), then, unless otherwise expressly provided in the underlying Award Agreement, the payments attributable to the LTIP that are parachute payments within the meaning of Section 280G of the Code will be reduced, as determined by the Compensation Committee in its sole discretion, but after consultation with the Participant affected, to the extent necessary to avoid any Adverse Tax Consequence. SUSPENSION, TERMINATION, AND AMENDMENT OF THE LTIP
     The Board of Directors may suspend, terminate, or amend the LTIP at any time and from time to time in such respects as the Board of Directors may deem advisable subject to the limitation that no such amendment will, without majority stockholder approval, (a) materially increase the number of shares of Common Stock which may be issued under the LTIP, (b) materially modify the requirements as to eligibility for participation in the LTIP, (c) materially increase the benefits accruing to Participants under the LTIP, or (d) extend the termination date of the LTIP.
     A copy of the LTIP is on file and may be inspected by any shareholder at the offices of the Corporation, and a copy will be available for inspection by any shareholder at the Annual Meeting.
     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FORPROPOSAL 3.
                                       17

      PROPOSAL 4. INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
     The Board of Directors of the Corporation has voted to recommend to the shareholders an amendment to Paragraph 4 of the Corporation's Restated Charter to increase by 10,000,000 the number of authorized shares of the Corporation's capital stock (the Amendment). The Corporation presently has 25,000,000 shares authorized, with 20,000,000 of such shares classified as Common Stock and the remaining 5,000,000 shares classified as serial preferred stock (Preferred Stock). At January 31, 1994, there were 9,516,379 shares of Common Stock and no shares of Preferred Stock issued and outstanding. If the Amendment is approved by the shareholders, all additional shares authorized by the Amendment would be classified as Common Stock. The relative rights and limitations of the Common Stock would remain unchanged under the Amendment. Holders of Common Stock do not have any preemptive rights.
     The Amendment has been recommended by the Board of Directors to assure that an adequate supply of authorized, unissued shares is available for future acquisitions and general corporate needs, such as future stock dividends, stock splits, or issuance under stock-based benefit plans. There are currently no plans or arrangements relating to the issuance of any of the additional shares of the Common Stock proposed to be authorized. If the Amendment is approved by the shareholders, such shares would be available for issuance without further action by the shareholders, unless required by the Corporation's Restated Charter or bylaws or by applicable law.
     The issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock. The issuance of additional shares of Common Stock by the Corporation also may potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of various actions, such as a merger or removal of management.
     The text of Paragraph 4 of the Restated Charter, as proposed to be amended, is as follows:
     The total number of shares of capital stock which the Corporation has authority to issue is 35,000,000, of which 30,000,000 shall be common stock, $5.00 par value, and 5,000,000 shall be serial preferred stock.
     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FORPROPOSAL 4.
       PROPOSAL 5. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
     The firm of KPMG Peat Marwick, Certified Public Accountants, has been appointed by the Board of Directors to serve as the Corporation's independent accountants for 1994, and a proposal to ratify that appointment will be introduced at the Annual Meeting. KPMG Peat Marwick has served as independent accountants for the Corporation since its organization as the parent holding company of the Bank during 1983, and previously had served as independent accountants for the Bank since 1975. If shareholders do not approve this proposal, the Board of Directors will reconsider the appointment.
     Representatives of KPMG Peat Marwick are expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have an opportunity to make a statement if they so desire.
     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FORPROPOSAL 5.
                           PROPOSALS OF SHAREHOLDERS
     It currently is expected that the 1995 Annual Meeting will be held during April 1995. Any proposal of a shareholder which is intended to be presented at the 1995 Annual Meeting must be received by the Corporation at its principal executive office in Durham, North Carolina, not later than November 15, 1994 in order to be included in the Corporation's proxy statement and form of appointment of proxy to be issued in connection with that meeting.
March   , 1994
                                       18

                     [MAP OF GEORGE WATTS HILL ALUMNI CENTER]

                                    APPENDIX
      [THE FOLLOWING DOCUMENT IS APPENDED HERETO PURSUANT TO SECTION 14A,
      ITEM 10, INSTRUCTION 3 AND WILL NOT BE DISTRIBUTED TO SHAREHOLDERS]
                                      A-1

                           CCB FINANCIAL CORPORATION
                            LONG-TERM INCENTIVE PLAN
     1. PURPOSE. The purpose of the Long-Term Incentive Plan (the Plan) is to further and promote the interests of CCB Financial Corporation (the Company) and its shareholders by enabling the Company to attract, retain and motivate key employees, and to align the interests of such key employees and the Company's shareholders. Additionally, the Plan's objectives are to provide a competitive reward for achieving longer-term goals, provide balance to short-term incentive awards, and reinforce a one company perspective. To do this, the Plan offers performance-based stock and cash incentives and other equity-based incentive awards and opportunities to provide such key employees with a proprietary interest in maximizing the growth, profitability and overall success of the Company.
     2. DEFINITIONS. For purposes of the Plan, the following terms shall have the meaning set forth below:
     2.1 AWARD means an award or grant made to a Participant under Sections 6, 7, and/or 8 of the Plan. Award Agreementmeans the agreement executed by a Participant pursuant to Sections 3.2 and 15.7 of the Plan in connection with the granting of an Award.
     2.2 BOARD means the Board of Directors of the Company, as constituted from time to time.
     2.3 CODE means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.
     2.4 COMMITTEE means the Compensation Committee of the Board, as constituted in accordance with Section 3 of the Plan.
     2.5 COMMON STOCK means the Common Stock, $5.00 par value, of the Company.
     2.6 COMPANY means CCB Financial Corporation, a North Carolina corporation, or any successor corporation to CCB Financial Corporation.
     2.7 DISABILITY means disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, if any. If the Company does not then maintain a long-term disability plan, Disability shall mean the inability of a Participant, as determined by the Committee, substantially to perform such Participant's regular duties and responsibilities due to a medically determinable physical or mental illness which has lasted (or can reasonably be expected to last) for a period of six (6) consecutive months.
     2.8 EXCHANGE ACT means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.
     2.9 FAIR MARKET VALUE means on, or with respect to, any given date, (i) the closing price of the Common Stock, as reported on the over-the-counter-market by the Nasdaq system for such date, or if the Common Stock was not traded on such date, on the latest previous day on which the Common Stock was traded, or (ii) the last sale price should the Common Stock be traded on any national securities exchange on such date.
     2.10 INCENTIVE STOCK OPTION means any stock option granted pursuant to the provisions of Section 6 of the Plan that is intended to be (and is specifically designated as) an incentive stock optionwithin the meaning of Section 422 of the Code.
     2.11 NON-EMPLOYEE DIRECTOR means a member of the Board of Directors of the Company who is not an employee of the Company.
     2.12 NON-QUALIFIED STOCK OPTION means any stock granted pursuant to the provisions of Section 6 of the Plan that is not an Incentive Stock Option.
     2.13 PARTICIPANT means a key employee or Non-Employee Director of the Company or any Subsidiary who is selected under Section 5 to receive an Award by the Committee under the Plan.
     2.14 PERFORMANCE UNITS means the monetary units granted under Section 8 of the Plan.
                                      A-2

     2.15 PLAN means the CCB Financial Corporation Long-Term Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).
     2.16 RESTRICTED AWARD means an Award of Restricted Stock pursuant to the provisions of Section 7 of the Plan.
     2.17 RESTRICTED STOCK means the restricted shares of Common Stock granted pursuant to the provisions of Section 7 of the Plan with the restriction that the holder may not sell, transfer, pledge, or assign such Restricted Stock and such other restrictions (which other restrictions may expire separately or in combination, at one time, from time to time or in installments), as determined by the Committee in accordance with and as set forth in the Plan and/or the relevant Award Agreement.
     2.18 RETIREMENT means (i) as to officers and employees, retirement from active employment with the Company and its Subsidiaries and is receiving benefits under the Company's qualified retirement plan and (ii) as to Non-Employee Directors, the same as Retirementunder the Retirement policy in effect for the Board on which the Participant was serving upon receipt of an Award.
     2.19 SUBSIDIARY(IES) means any corporation (other than the Company) in an unbroken chain of corporations, beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns fifty percent (50%) or more of the voting stock in one of the other corporations in such chain.
     3. ADMINISTRATION.
     3.1 THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall be appointed from time to time by the Board and shall be comprised of not less than three (3) of the then members of the Board who qualify to administer the Plan as disinterested persons within the meaning of Rule 16b-3 of the Exchange Act. Members of the Committee shall serve at the pleasure of the Board and the Board may at any time and from time to time remove members from the Committee, or, subject to the immediately preceding sentence, add members to the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Any act or acts approved in writing by all of the members of the Committee then serving shall be the act or acts of the Committee (as if taken by unanimous vote at a meeting of the Committee duly called and held).
     3.2 PLAN ADMINISTRATION AND PLAN RULES. The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, (a) selecting the Plan's Participants, (b) making Awards in such amounts and form as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate, and (d) correcting any defect or omission, or reconciling any inconsistency, in the Plan and/or any Award Agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to selection for participation in the Plan and/or the granting of any Awards to Participants. The Committee's determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Committee.
     3.3 LIABILITY LIMITATION. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law/or under any directors and officers liability insurance coverage which may be in effect from time to time.
     4. TERM OF PLAN/COMMON STOCK SUBJECT TO PLAN.
     4.1 TERM. The Plan shall terminate on December 31, 2003, except with respect to Awards then outstanding. After such date no further Awards shall be granted under the Plan.
                                      A-3

     4.2 COMMON STOCK SUBJECT TO PLAN.
          4.2.1 COMMON STOCK. The Board shall reserve for Awards under the Plan 500,000 shares of the authorized and unissued shares. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to Capital Stock or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan shall be authorized and unissued shares. No fractional shares of Common Stock shall be issued under the Plan.
          4.2.2 MAXIMUM NUMBER OF SHARES. The maximum number of shares of Common Stock for any Participant for which Awards may be granted under the Plan in any year is 50,000 shares.
          4.2.3 COMMON STOCK REPLENISHED. The maximum number of shares authorized for issuance under the Plan shall be replenished one time (up to an additional 500,000 shares for a total authorization of up to 1,000,000 shares of the authorized and unissued shares) during the life of the Plan.
     4.3 COMPUTATION OF AVAILABLE SHARES. For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section 4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Sections 6 and 7 of the Plan, the number of shares of Common Stock issued or subject to potential issuance under grants of Restricted Stock pursuant to Section 7 of the Plan, and the maximum number of shares of Common Stock potentially issuable under grants of Performance Units pursuant to Section 8 of the Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, canceled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards; PROVIDED, HOWEVER, that forfeited Awards shall not again be available for Awards under the Plan if the Participant received, directly or indirectly, any of the benefits of ownership of the securities of the Company underlying such Award, including, without limitation, the benefit described in Section 7.6 of the Plan.
     5. ELIGIBILITY. Employees eligible for Awards under the Plan shall consist of key employees who are officers or managers of the Company and/or its Subsidiaries who are responsible for the management, growth and protection of the business of the Company and/or its Subsidiaries and whose performance or contribution, in the sole discretion of the Committee, benefits or will benefit the Company in a significant manner. Non-Employees (e.g., those with third party relationships such as Directors) shall be eligible Participants for Non-Qualified Stock Options and/or Restricted Stock at the discretion of the Compensation Committee.
     6. STOCK OPTIONS.
     6.1 TERMS AND CONDITIONS. Stock options granted under the Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as the Stock Option(s). Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.
     6.2 GRANT. Stock Options may be granted under the Plan in such form as the Committee may from time to time approve. Subject to Section 5 of the Plan, Stock Options may be granted alone or in addition to other Awards under the Plan. Notwithstanding the above, no Incentive Stock Options shall be granted to any employee who owns more than 10% of the combined total voting power of the Company or any Subsidiary, unless the requirements of Section 422(c)(6) of the Code are satisfied.
     6.3 EXERCISE PRICE. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant; PROVIDED, HOWEVER, that the exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Incentive Stock Option. For any employee who owns ten percent (10%) or more of the combined total voting power of the Company or any Subsidiary, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%).
     6.4 TERM. The term of each Stock Option shall be such period of time as is fixed by the Committee at the time of grant; PROVIDED, HOWEVER, that the term of any Incentive Stock Option shall not exceed ten (10) years after the date the
                                      A-4

Incentive Stock Option is granted. For any employee who owns ten percent (10%) or more of the combined total voting power of the Company or any Subsidiary, the term of each Stock Option shall not exceed five (5) years.
     6.5 METHOD OF EXERCISE. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Director of Personnel of the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft or money order payable to the order of the Company or, if permitted by the terms of the relevant Award Agreement and applicable law, by delivery of, alone or in conjunction with a partial cash or instrument payment,
(a) a fully-secured, recourse promissory note, or (b) shares of Common Stock already owned by the Participant or to be received upon exercise of the Stock Option in a cashless exerciseas described below. The Committee may, in the relevant Award Agreement, also permit Participants (either on a selective or group basis) to simultaneously exercise Stock Options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage cashless exercisearrangement, selected by and approved of in all respects in advance by the Committee, and use the proceeds from such sale as payment of the exercise price of such Stock Options. Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes.
     6.6 DATE OF EXERCISE. Vesting dates will be specified in the Award Agreement at the discretion of the Committee. Stock Options that meet the vesting requirements may be exercised in whole or in part at any time and from time to time during its specified term.
     7. RESTRICTED AWARDS.
     7.1 TERMS AND CONDITIONS. Restricted Awards under the Plan may be in the form of grants of Restricted Stock. Restricted Awards shall be subject to the terms and conditions set forth in this Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.
     7.2 RESTRICTED STOCK GRANTS. A grant of Restricted Stock is an Award of shares of Common Stock, in uncertificated form, issued to and registered with the Company's designated Stock Transfer Agent, in the name of a Participant, subject to such restrictions, terms and conditions as the Committee deems appropriate, including, without limitation, restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares and the requirement that the Participant deposit such shares with the Company while such shares are subject to such restrictions and that such shares be forfeited upon termination of employment for specified reasons within a specified period of time.
     7.3 GRANTS OF AWARDS.
          7.3.1 Subject to Section 5 of the Plan, Restricted Awards may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Restricted Award made to any Participant.
          7.3.2 With respect to each Participant receiving an Award of Restricted Stock, this Award shall be issued in an uncertificated form and registered in the name of such Participant. The stock transfer books of the Company's designated Stock Transfer Agent shall be noted with the following legend with reference to the shares made subject to this Award.
               These shares are subject to the terms and restrictions of the CCB Financial Corporation Long Term Incentive Plan; such shares are subject to forfeiture or cancellation under the terms of said Plan; and such shares shall not be sold, transferred, assigned, pledged, encumbered, or otherwise alienated or hypothecated except pursuant to the provisions of said Plan, a copy of which Plan is available from CCB Financial Corporation upon request.
          Such Award shall be held in uncertificated form until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.
     7.4 RESTRICTION PERIOD. In accordance with Sections 7.1 and/or 7.2 of the Plan, Restricted Awards shall only become unrestricted and vest in the Participant in accordance with the vesting schedule relating to the service performance restriction applicable to such Restricted Award, as the Committee may establish at the time of the Award in the relevant Award Agreement (the Restriction Period). Notwithstanding the immediately preceding sentence, in no event shall the Restriction Period be less than one (1) year and one day after the date on which such Restricted Award is granted. During the Restriction Period applicable to a Restricted Award, such Award shall be unvested and a Participant may not sell,
                                      A-5
assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive payment of the Restricted Award or a portion thereof, as the case may be, as provided in Section 7.5 of the Plan.
     7.5 PAYMENT OF AWARDS.
          7.5.1 RESTRICTED STOCK GRANTS. After the satisfaction and/or lapse of the restrictions, terms and conditions set by the Committee in respect of a grant of Restricted Stock, a certificate for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant. The remaining shares, if any, issued in respect of such Restricted Stock shall either be forfeited and canceled, or shall continue to be subject to the restrictions, terms and conditions set by the Committee, as the case may be.
     7.6 SHAREHOLDER RIGHTS. A Participant shall have, with respect to the shares of Common Stock received under a grant of Restricted Stock, all of the rights of a shareholder of the Company, including, without limitation, the right to vote the shares and to receive any cash dividends. Stock dividends issued with respect to such Restricted Stock shall be treated as additional Restricted Stock grants and shall be subject to the same restrictions and other terms and conditions that apply to the shares of Restricted Stock with respect to which such stock dividends are issued.
     8. PERFORMANCE UNITS.
     8.1 TERMS AND CONDITIONS. Performance Units shall be subject to the terms and conditions set forth in this Section 8 and any additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.
     8.2 PERFORMANCE UNIT GRANTS. A Performance Unit is an Award of units (with each unit representing such monetary amount as is designated by the Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain performance criteria are not met within a designated period of time.
     8.3 GRANTS. Subject to Section 5 of the Plan, Performance Units may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Performance Units to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Units granted to any Participant.
     8.4 PERFORMANCE GOALS AND PERFORMANCE PERIODS. Participants receiving grants of Performance Units shall only earn into and be entitled to payment in respect of such Awards if the Company and/or a Division of the Company and/or the Participant achieves certain performance goals (the Performance Goals) during and in respect of a designated performance period as determined by the Committee (the Performance Period). The Performance Goals and the Performance Period shall be established by the Committee, in its sole discretion. The Performance Periods may overlap each other from time to time. The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period. The Committee shall also establish a schedule or schedules for such Performance Units setting forth the portion of the Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period. In setting Performance Goals, the Committee may use, but shall not be limited to, such measures as total shareholder return, return on equity, return on assets, net earnings per share growth, comparisons to peer companies, divisional goals, individual or aggregate Participant performance or such other measure or measures of performance as the Committee, in its sole discretion, may deem appropriate. Such performance measures shall be defined as to their respective components and meaning by the Committee (in its sole discretion). During any Performance Period, the Committee shall have the authority to adjust the Performance Goals in such manner as the Committee, in its sole discretion, deems appropriate with respect to such Performance Period. In addition to the Performance Goals, the Committee may also require a minimum shareholder return (threshold) be attained before consideration is given to any results achieved on the Performance Goals. Should the Company, Division and/or Participant achieve the applicable Performance Goals, but the minimum shareholder return (threshold) falls below the minimum expectations, then the Award opportunity may be deferred by the Committee for up to one (1) or two (2) year(s) until the threshold is exceeded. If the minimum shareholder return (threshold) is not achieved within the additional one (1) or two (2) year timeframe, then no Award shall be paid.
                                      A-6

     8.5 PAYMENT OF UNITS. With respect to each Performance Unit, the Participant shall, if the applicable Performance Goals and minimum shareholder return (threshold) have been achieved by the Company and/or a Division of the Company during the relevant Performance Period, be entitled to receive payment in an amount equal to the designated value of each Performance Unit times the number of such units so earned. Payment in settlement of earned Performance Units shall be made as soon as practical following the conclusion of the respective Performance Period in cash, in shares of unrestricted Common Stock or in Restricted Stock, as the Committee in its sole discretion, shall determine and provide in the relevant Award Agreement. Should the Company, Division and/or Participant achieve the applicable Performance Goals, but the minimum shareholder return (threshold) falls below the minimum expectations, then the Award opportunity may be deferred by the Committee for up to one (1) or two (2) year(s) until the threshold is exceeded. If the minimum shareholder return (threshold) is not achieved within the additional one (1) or two (2) year timeframe, then no Award shall be paid.
     9. DEFERRAL ELECTIONS. The Committee may permit a Participant to elect to defer receipt of any payment of cash or any delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, earn out or settlement of any Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such deferrals, including, without limitation, the payment or crediting of reasonable interest on such deferred amounts credited in cash or crediting of dividend equivalents in respect of deferral credited in units of Common Stock.
     10. TERMINATION OF EMPLOYMENT.
     10.1 GENERAL. Subject to the terms and conditions of Section 13 of the Plan, if, and to the extent, the terms and conditions under which an Award may be exercised, earned out or settled after a Participant's termination of employment, or a Non-Employee Director officially leaves the Board, for any particular reason shall not have been set forth in the relevant Award Agreement, by and as determined by the Committee in its sole discretion, the following terms and conditions shall apply as appropriate and as not inconsistent with the terms and conditions, if any, of such Award Agreement:
     10.1.1 Except as otherwise provided in this Section 10.1.1, if:
          (a) a Participant's employment by the Company or any of its Subsidiaries is terminated for any reason, (other than Disability, Retirement or death) while the shares are non-vested, such Participant's rights, if any, to exercise any non-vested Stock Options, if any, shall immediately terminate and the Participant (and such Participant's estate, designated beneficiary or other legal representative) shall forfeit any rights or interest in or with respect to any such Stock Options. In the event of Disability, Retirement or death while the Stock Options are non-vested, non-vested Stock Options shall become vested to the extent determined by the Committee. The Committee, in its sole discretion, may determine that such Participant's Stock Options, if any, to the extent exercisable immediately prior to any termination of employment (other than a termination due to death, Retirement or Disability), may remain exercisable for a specified time period not to exceed thirty (30) days after such termination (subject to the applicable terms and provisions of the Plan [and any rules or procedures thereunder] and the relevant Award Agreement). If any termination of employment is due to Retirement or Disability, a Participant shall have the right, subject to the applicable terms and provisions of the Plan (and any rules or procedures thereunder) and the relevant Award Agreement, to exercise such Stock Options, if any, at any time within one (1) year period following such termination due to Retirement or Disability (to the extent such Participant was entitled to exercise any such Awards immediately prior to such termination). If any Participant dies while entitled to exercise a Stock Option, if any, such Participant's estate, designated beneficiary or other legal representative, as the case may be, shall have the right, subject to the applicable provisions of the Plan (and any rules or procedures thereunder) and the relevant Award Agreement, to exercise such Stock Options, if any, at any time within one (1) year from the date of such Participant's death (but in no event more than one (1) year from the date of such Participant's termination due to Retirement or Disability); or
          (b) a Non-Employee Director who resigns from the Board, or is not reelected, or leaves the Board for any reason, (other than Disability, Retirement or death) while the shares are non-vested, such Non-Employee Director's rights, if any, to exercise any non-vested Stock Options, if any, shall immediately terminate and the Non-Employee Director (and such Non-Employee Director's estate, designated beneficiary or other legal representative) shall forfeit any rights or interest in or with respect to any such Stock Options. In the event of Disability, Retirement or death while the Stock Options are non-vested, non-vested Stock Options shall become vested to the extent determined by the Committee. The Committee, in its sole discretion, may determine that such Non-Employee Director's Stock Options, if any, to the extent exercisable immediately prior to leaving the Board (other than due to death, Retirement or Disability), may remain exercisable for a specified time period not to exceed thirty (30) days after such leaving the
                                      A-7

     Board (subject to the applicable terms and provisions of the Plan [and any rules or procedures thereunder] and the relevant Award Agreement). If leaving the Board is due to Retirement or Disability, a Non-Employee Director shall have the right, subject to the applicable terms and provisions of the Plan (and any rules or procedures thereunder) and the relevant Award Agreement, to exercise such Stock Options, if any, at any time within one (1) year period following such leaving the Board due to Retirement or Disability (to the extent such Non-Employee Director was entitled to exercise any such Awards immediately prior to such leaving). If any Non-Employee Director dies while entitled to exercise a Stock Option, if any, such Non-Employee Director's estate, designated beneficiary or other legal representative, as the case may be, shall have the right, subject to the applicable provisions of the Plan (and any rules or procedures thereunder) and the relevant Award Agreement, to exercise such Stock Options, if any, at any time within one (1) year from the date of such Non-Employee Director's death (but in no event more than one (1) year from the date of such Non-Employee Director's leaving the Board due to Retirement or Disability).
          10.1.2 If a Participant's employment with the Company or any of its Subsidiaries is terminated for any reason (other than Disability, Retirement or death) prior to the satisfaction and/or lapse of the restrictions, terms and conditions applicable to a grant of Restricted Stock, such Restricted Award or Awards shall be forfeited, unless the Committee in its discretion determines otherwise. In the event of Disability, Retirement or death during the Restricted Period, shares of Restricted Stock shall become free of restrictions to the extent determined by the Committee.
          10.1.3 If a Participant's employment with the Company or any of its Subsidiaries is terminated for any reason (other than Disability, Retirement or death) prior to the completion of any Performance Period, such termination results in the forfeiture of the Performance Unit. If termination is due to Disability, Retirement or death, the disposition of the non-vested awards will be determined by the Committee.
     11. NON-TRANSFERABILITY OF AWARDS. No Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, pledged, disposed of or otherwise hypothecated or encumbered by a Participant or any beneficiary thereof, except by testamentary disposition or the laws of descent and distribution. No such interest shall be subject to seizure for the payment of the Participant's (or any beneficiary's) debts, judgements, alimony, or separation maintenance or be transferrable by operation of law in the event of the Participant's (or any beneficiary's) bankruptcy or insolvency. During the lifetime of a Participant, Stock Options are exercisable only by the Participant.
     12. CHANGES IN CAPITALIZATION AND OTHER MATTERS.
     12.1 NO CORPORATE ACTION RESTRICTION. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company's or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary as a result of any such action.
     12.2 RECAPITALIZATION ADJUSTMENTS. In the event of any change in capitalization affecting the Common Stock of the Company, including, without limitation, a stock dividend or other distribution, stock split, reverse stock split, recapitalization, merger, acquisition, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Stock, the Board, in its sole discretion, may authorize and make such proportionate adjustments, if any, as the Board may deem appropriate to reflect such change, including, without limitation, with respect to the aggregate number of shares of the Common Stock for which Awards in respect thereof may be granted under the Plan, the maximum number of shares of the Common Stock which may be sold or awarded to any Participant, any number of shares of the Common Stock covered by each outstanding Award, and the exercise price or other price per share of Common Stock in respect of outstanding Awards.
     13. CHANGE IN CONTROL.
     13.1 ACCELERATION OF AWARDS VESTING. Except as otherwise provided in
Section 13.2 of the Plan, if a Change in Control of the Company occurs (a) all Stock Options then unexercised and outstanding shall become fully exercisable as of the date of the Change in Control, (b) all restrictions, terms and conditions applicable to all Restricted Stock then outstanding
                                      A-8
shall be deemed lapsed and satisfied as of the date of the Change in Control, and (c) all Performance Units shall be deemed to have been fully earned as of the date of the Change in Control.
     13.2 SIX-MONTH RULE. The provisions of Section 13.1 of the Plan shall not apply to any Award that has been granted and outstanding for less than six (6) months as of the date of the Change in Control.
     13.3 PAYMENT AFTER CHANGE IN CONTROL. Within thirty (30) days after a Change in Control occurs, (a) the holder of an Award of Restricted Stock shall receive a new certificate for such shares without the legend set forth in
Section 7.3.2 of the Plan, and (b) the holder of an Award of Performance Units shall receive payment of the value of such grants in cash.
     13.4 TERMINATION AS A RESULT OF A POTENTIAL CHANGE IN CONTROL. In determining the applicability of Section 13.1 of the Plan, if (a) a Participant's employment is terminated by the Company or any Subsidiary prior to a Change in Control without Cause at the request of a Person who has entered into an agreement with the Company the consummation of which will constitute a Change in Control, or (b) the Participant terminates his employment with the Company or any Subsidiary for Good Reason prior to a Change in Control and the circumstance or event which constitutes Good Reason occurs at the request of the Person described in Section 13.4(a) of the Plan, then for purposes of this
Section 13, a Change in Control shall be deemed to have occurred immediately prior to such Participant's termination of employment.
     13.5 DEFINITIONS. For purposes of this Section 13, the following words and phrases shall have the meaning specified:
          13.5.1 Beneficial Owner shall have the meaning defined in Rule 13d-3 of the Exchange Act.
          13.5.2 Cause shall mean, unless otherwise defined in an employee's individual employment agreement with the Company or any Subsidiary (in which case such employment agreement definition shall govern), (a) the indictment of the Participant for any serious crime, (b) the willful and continued failure by the Participant to substantially perform the Participant's duties, as they may be defined from time to time, with the Participant's primary employer or to abide by the written policies of the Company or the Participant's primary employer (other than any such failure resulting from the Participant's incapacity due to physical or mental illness), or (c) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company or any Subsidiary, monetarily or otherwise. For purposes of the preceding sentence, no act shall be considered willful unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that such act, or failure to act, was in the best interests of the Company and its Subsidiaries.
          13.5.3 A Change in Control shall be deemed to have occurred if any one of the following conditions shall have been satisfied:
             (a) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by any such Person any securities acquired directly from the Company) representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities; or
             (b) during any period of twenty-four (24) consecutive months (not including any period prior to January 1, 1994), individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in Sections 13.5.3(a), 13.5.3(c) or 13.5.3(d)) whose election or nomination for election to the Board was or is approved of by a vote of at least two-thirds of the directors at the beginning of such twenty-four (24) month period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board; or
             (c) the shareholders of the Company approve and the action is implemented to merge or consolidate the Company with any other corporation or a plan of complete liquidation of the Company, other than a merger, consolidation or liquidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the Surviving Entity), in combination with the ownership of any trustee or other fiduciary holding securities under any benefit plan of the Company or any Subsidiary, more than seventy-five percent (75%) of the combined voting power of the voting securities of the Company or such Surviving Entity outstanding immediately after such merger, consolidation or liquidation; or
             (d) the shareholders of the Company approve an agreement for the sale or disposition by the Company (other than to a Subsidiary) of all or substantially all of the Company's assets.
                                      A-9

Notwithstanding the foregoing, with respect to a particular Participant a Change in Control shall not include any event, circumstance or transaction which results from the action of any entity or group which includes, is affiliated with, or is wholly or partly controlled by one or more executive officers of the Company or any Subsidiary and in which entity or group the Participant participates.
          13.5.4 Good Reason for termination by a Participant of the Participant's employment shall mean, for purposes of this Section 13, unless otherwise defined in the Participant's individual employment agreement with the Company or any Subsidiary (in which case such employment agreement definition shall govern), the occurrence (without the Participant's consent) of any one of the following:
             (a) the assignment to the Participant of any duties and/or responsibilities substantially and significantly inconsistent with the nature and status of the Participant's duties and/or responsibilities immediately prior to any Potential Change in Control, or a substantial and significant adverse alteration in the nature or status of the employee's duties and/or responsibilities from those in effect immediately prior to any such Potential Change in Control; PROVIDED, HOWEVER, that a redesignation of the Participant's title shall not under any circumstances constitute Good Reason if the Participant's overall status among the Company and its Subsidiaries is not substantially and significantly adversely affected; or
             (b) a reduction in the Participant's rate of annual base salary is in effect on January 1, 1994, as the same may be increased from time to time, where annual base salary is the Participant's regular basic annual compensation prior to any reduction therein under a salary reduction agreement pursuant to Section 401(k) or Section 125 of the Code, and, without limitation, shall not include, fees, retainers, reimbursements, bonuses, incentive awards, prizes or similar payments.
          13.5.5 Person shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; PROVIDED, HOWEVER, a Person shall not include (a) the Company or any Subsidiary, (b) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary qualified under
     Section 401(a) of the Code, (c) an underwriter temporarily holding securities pursuant to an offering of such securities, or (d) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.
          13.5.6 Potential Change in Control shall be deemed to have occurred if any one of the following conditions shall have been satisfied:
             (a) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control; or
             (b) the Company or any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or
             (c) any Person becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company's then outstanding securities, or any Person increases such Person's beneficial ownership of such securities by five (5) percentage points or more over the percentage so owned by such Person on January 1, 1994; or
             (d) the Board adopts a resolution to the effect that, for purposes of the Plan, a Potential Change in Control has occurred.
          13.5.7 Surviving Entity shall mean only an entity in which substantially all of the Company's shareholders immediately before any merger, consolidation or liquidation become shareholders by the terms of such merger, consolidation or liquidation.
     13.6 ADVERSE TAX CONSEQUENCES. If the making of any payment or payments pursuant to this Section 13 or otherwise would (a) subject the Participant to an excise tax under Section 4999 of the Code, or any like or successor section thereto, or (b) result in the Company's loss of a federal income tax deduction for such payments under Section 280G of the Code, or any like or successor section thereto (either or both, an Adverse Tax Consequence), then, unless otherwise expressly provided in a relevant Award Agreement, the payments attributable to the Plan that are parachute payments within the meaning of such
Section 280G of the Code shall be reduced, as determined by the Committee in its sole discretion, but after consultation with the Participant affected, to the extent necessary to avoid any Adverse Tax Consequence. Any disputes regarding whether any payments to a Participant would result in an Adverse Tax Consequence shall be resolved by
                                      A-10
an opinion of nationally-recognized legal counsel selected by the Committee in good faith (which legal counsel may be Ward and Smith P.A., Attorneys).
     14. AMENDMENT, SUSPENSION AND TERMINATION.
     14.1 IN GENERAL. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary; PROVIDED, HOWEVER, that no such amendment shall, without majority (or such greater percentage if required by law, charter, by-law or other regulation or rule) stockholder approval to the extent required by law or the rules of any exchange upon which the Common Stock is listed, (a) except as provided in Section 12 of the Plan, materially increase the number of shares of Common Stock which may be issued under the Plan, (b) materially modify the requirements as to eligibility for participation in the Plan, (c) materially increase the benefits accruing to Participants under the Plan, or (d) extend the termination date of the Plan. No such amendment, suspension or termination shall (i) materially adversely affect the rights of any Participant under any outstanding Stock Options, Performance Units, or Restricted Stock grants, without the consent of such Participant, or
(ii) make any change that would disqualify the Plan, or any other plan of the Company or any Subsidiary intended to be so qualified, from (A) the exemption provided by Rule 16b-3, promulgated under the Exchange Act, or any successor rule or regulation to such Rule 16b-3, as such rule is applicable from time to time, or (B) the benefits provided under Section 422 of the Code, or any successor thereto.
     14.2 AWARD AGREEMENTS. The Committee may amend or modify at any time and from time to time any outstanding Stock Options, Performance Units, or Restricted Stock grants, in any manner to the extent that the Committee would have had the authority under the Plan to initially determine the restrictions, terms and provisions of such Stock Options, Performance Units, and/or Restricted Stock grants, including, without limitation, to change the date or dates as of which such Options may be exercised. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such Award without the consent of such Participant.
     15. MISCELLANEOUS.
     15.1 TAX WITHHOLDING. The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option, or the delivery or vesting of any shares of Common Stock, Restricted Stock, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. If the Committee, in its sole discretion, permits shares of Common Stock to be used to satisfy any such tax withholding, such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. The Committee may establish rules limiting the use of Common Stock to meet withholding requirements by Participants who are subject to Section 16 of the Exchange Act.
     15.2 NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.
     15.3 UNFUNDED PLAN. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such Award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary or any other person.
     15.4 PAYMENTS TO A TRUST. The Committee is authorized to cause to be established a trust agreement or several trust agreements or similar arrangements from which the Committee may make payments of amounts due or to become due to any Participants under the Plan.
                                      A-11

     15.5 OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.
     15.6 LISTING, REGISTRATION AND OTHER LEGAL COMPLIANCE. No shares of the Common Stock shall be issued under the Plan unless legal counsel for the Company shall be satisfied that such issuance will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted Stock and/or Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such share certificates to make appropriate reference to such restrictions. In addition, if, at any time specified herein (or in any Award Agreement) for (a) the making of any determination, (b) the issuance or other distribution of Restricted Stock and/or Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any designated beneficiary or other legal representative) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. If at any time and from time to time the Committee determines, in its sole discretion, that the listing, registration or qualification of any Award, or any Common Stock or property covered by or subject to such Award, upon any securities exchange or under any foreign, federal, state or local securities or other law, rule or regulation is necessary or desirable as a condition to or in connection with the granting of such Award or the issuance or delivery of Restricted Stock and/or Common Stock or other property under such Award or otherwise, no such Award may be exercised or settled, or paid in Restricted Stock, Common Stock or other property, unless such listing, registration or qualification shall have been effected free of any conditions that are not acceptable to the Committee.
     15.7 AWARD AGREEMENTS. Each Participant receiving an Award under the Plan shall enter into an Award Agreement with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Award set forth therein.
     15.8 DESIGNATION OF BENEFICIARY. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to receive any payment which under the terms of the Plan and the relevant Award Agreement may become payable on or after the Participant's death. At any time, and from time to time, any such designation may be changed or canceled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been named by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant's estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.
     15.9 LEAVES OF ABSENCE/TRANSFERS. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.
                                      A-12

     15.10 GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to principles of conflict of laws. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.
     15.11 EFFECTIVE DATE. The Plan shall be effective as of January 1, 1994, subject to approval by a majority of the Company's shareholders at the 1994 annual meeting of shareholders or any proper adjournment thereof.
                                      A-13

APPOINTMENT OF PROXY
CCB
FINANCIAL
CORPORATION
111 Corcoran Street, Post Office Box 931
Durham, North Carolina 27702
                                                               PRELIMINARY COPY
                         THIS APPOINTMENT OF PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The under-
                         signed hereby appoints Richard W. Every, W. Harold Parker, Jr., and Manuel L. Rojas, and
                         each of them, as attorneys and proxies, each with
                         full power to appoint his substitute, and hereby authorizes them to represent and to vote as directed below all the shares of common
                         stock of CCB Financial Corporation (the
                         Corporation) held of record by the undersigned on February 16, 1994 at the Annual Meeting of Shareholders of the Corporation to be held on April
                         5, 1994 and any adjournments thereof. The
                         undersigned hereby directs that such
                         shares be voted as follows:
1. SETTING THE NUMBER OF DIRECTORS AT 18: ( ) FOR    ( ) AGAINST    ( ) ABSTAIN

2. ELECTION OF DIRECTORS:        ( )  FOR All Nominees Listed    ( )  WITHHOLD Authority To Vote
                                    Below                           For All Nominees Listed
                                                                    Below
2. ELECTION OF DIRECTORS:       ( ) WITHHOLD Authority To Vote For Those
                                   Below; and FOR All Other
                                   Nominees Written In The Space Provided

NOMINEES: J. Harper Beall, III, James B. Brame, Jr., Timothy B. Burnett, W. L. Burns, Jr., Arthur W. Clark, Kinsley van R. Dey, Jr., Mrs. Frances Hill Fox, T.
E. Haigler, Jr., George R. Herbert, Edward S. Holmes, Owen G. Kenan, Eugene J. McDonald, Dr. Hamilton W. McKay, Jr., Eric B. Munson, Ernest C. Roessler, John
B. Stedman, H. Allen Tate, Jr., and Dr. Phail Wynn, Jr.
INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.
3. APPROVAL OF THE LONG-TERM INCENTIVE PLAN:
                                          ( ) FOR    ( ) AGAINST    ( ) ABSTAIN
4. APPROVAL OF PROPOSAL TO INCREASE THE NUMBER OF
   AUTHORIZED SHARES FROM 25,000,000 TO 35,000,000:
                                          ( ) FOR    ( ) AGAINST    ( ) ABSTAIN

5. RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK
   AS THE CORPORATION'S INDEPENDENT ACCOUNTANTS FOR 1994:
                                          ( ) FOR    ( ) AGAINST    ( ) ABSTAIN
6. OTHER BUSINESS: On such other matters as may properly come before the Annual Meeting, the proxies are authorized to vote the shares represented by this appointment of proxy in accordance with their best judgment.
The shares represented by this appointment of proxy will be voted as directed above. In the absence of any direction, such shares will be voted by the proxies FOR Proposals 1, 3, 4 and 5 above, and FOR the election of each of the nominees for director as listed in Proposal 2 by casting an equal number of votes for each such nominee. If, at or before the time of the meeting, any nominee listed in Proposal 2 becomes unavailable for any reason, the proxies are authorized to vote for a substitute nominee.
Please sign exactly as your name(s) appears below. If shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                                               Date:                , 1994

                                               Signature

                                               Signature if held jointly
   PLEASE PROMPTLY DATE, SIGN AND RETURN THIS APPOINTMENT OF PROXY USING THE
                               ENCLOSED ENVELOPE.

***************************************************************************
                                APPENDIX

On Page 12 under the heading of Performance Graphs the Five-Year
Comparison of Cumulative Total Return graph appears where indicated. The plot points are listed in the table below that point.

On Page 13 the Ten-Year Comparison of Cumulative Total Return graph appears where indicated. The plot points are listed in the table below that point.

A full-page map of George Watts Hill Alumni Center, Stadium Drive at Ridge Road, Chapel Hill, NC appears between pages 18 and A-1 where noted.